_____________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                       Date of Report: September 11, 1998
                       (Date of earliest event reported)

                        FIRSTPLUS Investment Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                   333-26527                   75-2596063
----------------------------       -----------              -------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)

377 Howard Hughes Parkway
        Suite 300N
    Las Vegas, Nevada                                                 89101
-------------------------                                          ----------
  (Address of Principal                                            (Zip Code)
    Executive Offices)

         Registrant's telephone number, including area code:  (702) 892-3772

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
                  ------------

                  Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) pursuant to which the Registrant registered issuances of FIRSTPLUS Home Loan Owner Trust asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997, and the related Prospectus Supplement, dated August 19, 1998 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered FIRSTPLUS Home Loan Owner Trust 1998-5 Asset Backed Securities, Series 1998-5, consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1, Class M-2 and Class B-1 Notes (the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

                  The Publicly Offered Securities were sold to Bear, Stearns & Co. Inc. ("Bear, Stearns"), Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated (collectively, the "Underwriters") pursuant to the terms of an underwriting agreement dated September 10, 1997, as supplemented by a terms agreement dated August 19, 1998, each among Bear, Stearns, as representative (the "Representative") of the Underwriters (such underwriting agreement, together with such terms agreement, the "Underwriting Agreement"), the Registrant, FIRSTPLUS FINANCIAL, INC. ("FFI") and FIRSTPLUS Financial Group, Inc. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

                  The Notes were issued pursuant to an Indenture dated as of August 1, 1998 (the "Indenture") among FIRSTPLUS Home Loan Owner Trust 1998-5 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee (the
                  "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

                  The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) debt consolidation, or (iii) a combination of property improvements, debt consolidation, cash-out, credit insurance premiums, origination costs or other consumer purposes.

                  The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of August 1, 1998 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

                  The Home Loans will be serviced by FFI, an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of August 1, 1998 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as
                  Exhibit 10.2.

                  Set forth below is a brief description of certain characteristics of the Home Loans included in the Home Loan Pool as of the respective Cut-off Dates of the related Home Loans.

                  The Home Loan Pool consists of 17,514 Home Loans having a Pool Principal Balance as of the respective Cut-Off Dates of the related Home Loans of $599,999,988.21. The Home Loans (by Pool Principal Balance as of the applicable Cut-Off Dates) have the characteristics set forth in the following tables:

                                                 HOME LOAN RATE

  RANGE OF            NUMBER OF                                         PERCENT OF TOTAL
  HOME LOAN             HOME                 AGGREGATE                   BY AGGREGATE
  RATES (%)             LOANS           PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE (%)
-------------         ---------         ---------------------         ---------------------
 8.001 - 9.000              2           $       60,809.79                     0.01%
 9.001 - 10.000           162                4,730,108.07                     0.79
10.001 - 11.000           564               18,987,977.18                     3.16
11.001 - 12.000         3,232              116,485,941.15                    19.41
12.001 - 13.000         5,323              186,897,921.61                    31.15
13.001 - 14.000         4,252              147,265,820.64                    24.54
14.001 - 15.000         2,493               80,988,235.17                    13.50
15.001 - 16.000         1,104               33,714,333.61                     5.62
16.001 - 17.000           315                9,085,204.30                     1.51
17.001 - 18.000            52                1,405,628.34                     0.23
18.001 - 19.000            15                  378,008.35                     0.06
                      ---------         ---------------------         ---------------------
    TOTAL              17,514            $ 599,999,988.21                   100.00%
                      =========         =====================         =====================

         The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 13.207% per annum.

                                      Cut-Off Date Loan Principal Balances

       RANGE OF                                                                              PERCENT OF TOTAL
     CUT-OFF DATE                  NUMBER OF                     AGGREGATE                     BY AGGREGATE
 PRINCIPAL BALANCE ($)             HOME LOANS              PRINCIPAL BALANCE($)           PRINCIPAL BALANCE (%)
 ---------------------             ----------              --------------------           ---------------------
      0.00 - 10,000.00                   46                $      416,902.70                         0.07%
 10,000.01 - 20,000.00                2,294                    37,788,883.95                         6.30
 20,000.01 - 30,000.00                5,343                   136,877,638.15                        22.81
 30,000.01 - 40,000.00                5,524                   192,206,740.98                        32.03
 40,000.01 - 50,000.00                2,336                   106,707,879.30                        17.78
 50,000.01 - 60,000.00                  840                    46,432,603.88                         7.74
 60,000.01 - 70,000.00                  656                    42,374,197.54                         7.06
 70,000.01 - 80,000.00                  370                    27,606,421.30                         4.60
 80,000.01 - 90,000.00                   51                     4,303,488.86                         0.72
 90,000.01 - 100,000.00                  52                     5,076,936.18                         0.85
100,000.01 +                              2                       208,295.37                         0.03
                                   ----------              --------------------           ---------------------
         TOTAL                       17,514                $  599,999,988.21                       100.00%
                                   ==========              ====================           =====================

         The average principal balance of the Home Loans as of the Cut-Off Date was approximately $34,258.31.

                        Original Loan Principal Balances

       RANGE OF                                                                                PERCENT OF TOTAL
  PRINCIPAL BALANCES                   NUMBER OF                    AGGREGATE                     BY AGGREGATE
  AT ORIGINATION ($)                  HOME LOANS                PRINCIPAL BALANCE             PRINCIPAL BALANCE (%)
---------------------                 ----------         ----------------------------         ---------------------
     0.00 - 10,000.00                       31           $          293,104.86                          0.05%
10,000.01 - 20,000.00                    2,256                   36,955,465.21                          6.16
20,000.01 - 30,000.00                    5,335                  136,122,861.92                         22.69
30,000.01 - 40,000.00                    5,548                  192,523,069.51                         32.09
40,000.01 - 50,000.00                    2,355                  107,266,076.54                         17.88
50,000.01 - 60,000.00                      837                   46,021,812.92                          7.67
60,000.01 - 70,000.00                      673                   43,343,975.86                          7.22
70,000.01 - 80,000.00                      372                   27,727,480.47                          4.62
80,000.01 +                                107                    9,746,140.92                          1.62
                                      ----------         ----------------------------         ---------------------
        TOTAL                           17,514               $  599,999,988.21                        100.00%
                                      ==========         ============================         =====================

         The average principal balance of the Initial Home Loans at origination was approximately $34,515.57.

                            Geographic Concentration

                                                                                                     PERCENT OF TOTAL
                                                       NUMBER OF              AGGREGATE                BY AGGREGATE
         STATE                                         HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE (%)
      -----------                                      ----------       ---------------------     ---------------------
         Alaska                                              34         $    1,324,390.80                   0.22%
         Arizona                                            499             16,076,921.35                   2.68
         Arkansas                                            50              1,763,465.12                   0.29
         California                                       2,219             87,220,123.44                  14.54
         Colorado                                           397             13,721,406.30                   2.29
         Connecticut                                        279              9,883,860.26                   1.65
         Delaware                                           110              3,916,239.01                   0.65
         District of Columbia                                11                354,782.27                   0.06
         Florida                                          1,168             38,211,436.79                   6.37
         Georgia                                            580             19,568,234.06                   3.26
         Hawaii                                               3                133,357.89                   0.02
         Idaho                                              143              4,582,821.85                   0.76
         Illinois                                           405             13,994,690.85                   2.33
         Indiana                                            669             21,837,322.93                   3.64
         Iowa                                               203              6,775,117.08                   1.13
         Kansas                                             227              7,374,698.08                   1.23
         Kentucky                                           304              9,565,206.58                   1.59
         Louisiana                                          194              6,396,275.42                   1.07
         Maine                                              228              7,443,103.94                   1.24
         Maryland                                           581             20,647,371.10                   3.44
         Massachusetts                                      468             16,103,934.37                   2.68
         Michigan                                           518             16,829,097.97                   2.80
         Minnesota                                          435             14,688,266.62                   2.45
         Mississippi                                        124              3,958,830.85                   0.66
         Missouri                                           409             12,127,112.92                   2.02
         Montana                                             47              1,554,194.73                   0.26
         Nebraska                                           177              5,745,817.56                   0.96
         Nevada                                             302             10,821,091.27                   1.80
         New Hampshire                                      154              5,411,512.25                   0.90
         New Jersey                                         490             17,335,793.16                   2.89
         New Mexico                                         193              6,607,472.82                   1.10
         New York                                           444             14,943,997.48                   2.49
         North Carolina                                     427             13,971,591.09                   2.33
         North Dakota                                        27                888,091.79                   0.15
         Ohio                                               803             26,648,162.00                   4.44
         Oklahoma                                           340             10,521,246.70                   1.75
         Oregon                                             170              5,846,788.68                   0.97
         Pennsylvania                                     1,095             37,418,033.69                   6.24
         Rhode Island                                       106              3,507,909.21                   0.58
         South Carolina                                     364             12,204,749.45                   2.03
         South Dakota                                        45              1,409,814.29                   0.23
         Tennessee                                          230              7,177,190.34                   1.20
         Texas                                                2                 53,765.56                   0.01
         Utah                                               196              6,743,114.51                   1.12
         Vermont                                             31              1,044,355.50                   0.17
         Virginia                                           813             27,143,918.70                   4.52
         Washington                                         528             19,581,031.92                   3.26
         West Virginia                                       20                614,237.84                   0.10
         Wisconsin                                          208              6,885,025.55                   1.15
         Wyoming                                             44              1,423,014.27                   0.24
                                                       ----------       ---------------------     ---------------------
                 TOTAL                                   17,514         $  599,999,988.21                 100.00%
                                                       ==========       =====================     =====================

                           Remaining Term to Maturity

                                                                                                 PERCENT OF TOTAL
          RANGE OF REMAINING                  NUMBER OF                 AGGREGATE                  BY AGGREGATE
       TERM TO MATURITY (MONTHS)              HOME LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE (%)
-------------------------------------         ----------           -------------------         ---------------------
                1 - 30                               1             $       25,062.73                     0.00%
               31 - 60                             138                  2,775,028.91                     0.46
               61 - 90                              94                  2,387,688.76                     0.40
               91 - 120                          1,030                 28,255,475.81                     4.71
              121 - 150                             34                  1,064,217.23                     0.18
              151 - 180                          4,275                135,199,095.45                    22.53
              181 - 210                             11                    433,092.17                     0.07
              211 - 240                          1,864                 65,408,727.26                    10.90
              241 - 270                              7                    273,717.80                     0.05
              271 - 300                         10,060                364,177,882.09                    60.70
                                              ----------           -------------------         ---------------------
              TOTAL                             17,514              $  599,999,988.21                  100.00%
                                              ==========           ===================         =====================

         The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 252 months.

                            Months Since Origination

                                                                              PERCENT OF TOTAL
    AGE                NUMBER OF                 AGGREGATE                      BY AGGREGATE
(IN MONTHS)            HOME LOANS            PRINCIPAL BALANCE             PRINCIPAL BALANCE (%)
-----------            ----------          ---------------------           ---------------------
   0 - 3                  8,383            $  278,804,293.38                       46.47%
   4 - 6                  6,332               220,315,559.37                       36.72
   7 - 12                 2,526                91,045,229.72                       15.17
 13 - 18                    225                 7,878,470.26                        1.31
 19 - 24                     41                 1,750,932.54                        0.29
 25 - 30                      3                    73,770.95                        0.01
 31 - 42                      3                    81,781.04                        0.01
 43 +                         1                    49,950.95                        0.01
                       ----------          ---------------------           ---------------------
   TOTAL                 17,514            $  599,999,988.21                      100.00%
                       ==========          =====================           =====================

         The weighted average number of months since origination of the Home Loans as of the Cut-Off Date was approximately 5 months.

                                 CREDIT SCORES*

                                                  AGGREGATE          PERCENT OF TOTAL
  RANGE OF                NUMBER OF               PRINCIPAL            BY AGGREGATE
CREDIT SCORES             HOME LOANS               BALANCE           PRINCIPAL BALANCE
-------------             ----------        --------------------     -----------------
   620 - 639                  397           $   10,832,999.46               1.81%
   640 - 659                2,861               89,770,150.90              14.96
   660 - 679                5,038              170,089,608.99              28.35
   680 - 699                3,705              135,586,425.36              22.60
   700 - 719                2,683               94,752,208.49              15.79
   720 - 739                1,615               57,261,681.20               9.54
   740 - 759                  807               27,733,037.98               4.62
   760 - 779                  324               11,090,328.43               1.85
   780 - 799                   79                2,710,953.93               0.45
   800  +                       5                  172,593.47               0.03
                          ----------        --------------------     -----------------
    TOTAL                  17,514            $ 599,999,988.21             100.00%
                          ==========        ====================     =================

___________________
*Determined prior to origination of the related Home Loan.

The weighted average Credit Score of the Home Loans as of the Cut-Off Date was approximately 688.


                             DEBT-TO-INCOME RATIOS

                                                               AGGREGATE          PERCENT OF TOTAL
      RANGE OF                         NUMBER OF               PRINCIPAL            BY AGGREGATE
DEBT-TO-INCOME RATIOS                  HOME LOANS               BALANCE           PRINCIPAL BALANCE
---------------------                  ----------        --------------------     -----------------
     0.00 - 10.00                            11          $        337,909.97             0.06%
    10.01 - 15.00                            55                 1,787,396.97             0.30
    15.01 - 20.00                           404                12,454,205.46             2.08
    20.01 - 25.00                         1,291                41,668,880.52             6.94
    25.01 - 30.00                         2,549                85,270,383.78            14.21
    30.01 - 35.00                         3,740               127,950,122.49            21.33
    35.01 - 40.00                         4,912               168,090,381.78            28.02
    40.01 - 45.00                         3,128               112,623,042.12            18.77
    45.01 - 50.00                         1,202                41,893,096.79             6.98
    50.01 - 55.00                           138                 5,055,601.33             0.84
     55.01 +                                 84                 2,868,967.00             0.48
                                       ----------        --------------------     -----------------
        TOTAL                            17,514          $    599,999,988.21           100.00%
                                       ==========        ====================     =================

The weighted average debt-to-income ratio of the Home Loans as of the Cut-Off Date was approximately 35.87%.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                     1.1            Underwriting Agreement*

                     1.2            Underwriting Terms Agreement*

                     4.1            Indenture*

                    10.1            Subsequent Transfer Agreement

                    10.2            Sale and Servicing Agreement**


______________
* Incorporated by reference to the Registrant's Current Report on Form 8-K dated August 25, 1998, filed with the Securities and Exchange Commission on September 4, 1998 (File No. 333-26527).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRSTPLUS INVESTMENT CORPORATION

                                    By:   /s/ Lee F. Reddin
                                         ---------------------------
                                         Name:  Lee F. Reddin
                                         Title: Vice President

Dated: September 24, 1998

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description                                Page No.
-----------                -----------                                --------

    10.1                   Subsequent Transfer Agreement



                          SUBSEQUENT TRANSFER AGREEMENT

     This SUBSEQUENT TRANSFER AGREEMENT dated as of September 11, 1998 (this "Agreement") is entered into by and among FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer (the "Transferor" and "Servicer"), FIRSTPLUS Investment Corporation, as Seller (the "Seller"), and FIRSTPLUS Home Loan Owner Trust 1998-5, as Issuer (the "Issuer") and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"), with respect to that certain Loan Sale Agreement dated as of August 1, 1998 (the "Loan Sale Agreement") by and between the Transferor and the Seller, and that certain Sale and Servicing Agreement dated as of August 1, 1998 (the "Sale and Servicing Agreement") by and among the Seller, the Transferor and Servicer, the Issuer, the Indenture Trustee and the Co-Owner Trustee;

     WHEREAS, pursuant to the Loan Sale Agreement and the Sale and Servicing Agreement, the Transferor, the Seller, the Issuer and the Indenture Trustee agreed to the sale by the Transferor to the Seller, the sale by the Seller to the Issuer and the pledge by the Issuer to Indenture Trustee of additional Home Loans following the Closing Date; and

     WHEREAS, the Transferor, the Seller, the Issuer and the Indenture Trustee desire to enter into this Subsequent Transfer Agreement to reflect the sale, transfer, assignment, set over, conveyance and grant of certain additional Home Loans to the Issuer and their pledge to the Indenture Trustee.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Transferor, the Seller, the Issuer and the Indenture Trustee hereby agree as follows:

     Section 1. Subsequent Home Loans.  The Transferor,  the Seller,  the Issuer
                ---------------------
and the Indenture Trustee hereby agree to the sale, transfer, assignment, set over, conveyance and grant by the Transferor to the Seller, the sale, transfer, assignment, set over, conveyance and grant by the Seller to the Issuer and the Grant by the Issuer to the Indenture Trustee of (i) the additional home loans as described on Attachment 1 attached hereto (the "Subsequent Home Loans") and the Home Loan Schedule attached hereto as Attachment 2 (the "Home Loan Schedule") and (ii) the related Trust Receipt. The Home Loan Schedule shall supersede any Addition Notices for any Subsequent Transfer Agreement insofar as the Home Loan Schedule relates to the identification of Subsequent Home Loans transferred to the Issuer. Capitalized terms used and not defined herein have the meanings assigned to them in the Sale and Servicing Agreement, or if not defined therein, in the Indenture, dated as of August 1, 1998, between the Issuer and the indenture Trustee (the "Indenture").

     Section 2. Sale by  Transferor  to Seller of  Subsequent  Home  Loans.  The
                ----------------------------------------------------------
Transferor does hereby sell, transfer, assign, set over, convey and Grant to the
Seller:

     (i) all of the right, title and interest of the Transferor in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the Debt Instruments, the related Trust Receipt, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-Off Date;

     (ii) all right, title and interest of the Transferor in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Seller or its successor by foreclosure or deed in lieu of foreclosure or otherwise;

    (iii) all right, title and interest of the Transferor in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

     (iv)     all the proceeds of each of the foregoing.

     With respect to each Subsequent Home Loan, the Transferor has delivered or caused to be delivered to the Seller, each item set forth in Section 2.02 of the Sale and Servicing Agreement. The transfer to the Seller by the Transferor of the Subsequent Home Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Transferor and the Seller to constitute and to be treated as an absolute conveyance and sale by the Transferor. The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Sale and Servicing Agreement shall be borne by the Transferor. Additional terms of the sale, including the purchase price, are set forth on Attachment 1 attached hereto.

     Section  3. Sale by Seller to Issuer of  Subsequent  Home  Loans.  Upon and
                 ----------------------------------------------------
simultaneous with the purchase by the Seller from the Transferor of the Subsequent Home Loans, the Seller does hereby sell, transfer, assign, set over, convey and Grant to the Issuer:

      (i) all of the right, title and interest of the Seller in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the related Debt Instruments, the related Trust Receipt, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-off Date;

     (ii) all right, title and interest of the Seller in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Issuer by foreclosure or deed in lieu of foreclosure or otherwise;

    (iii) all right, title and interest of the Seller in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

     (iv)      all the proceeds of each of the foregoing.

     With respect to each Subsequent Home Loan, the Seller has delivered or caused to be delivered to the Issuer, each item set forth in Section 2.02 of the Sale and Servicing Agreement. The transfer to the Issuer by the Seller of the Subsequent Home Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Transferor, the Issuer, the Certificateholders and the Noteholders to constitute and to be treated as an absolute conveyance and sale by the Seller. The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Sale and Servicing Agreement shall be borne by the Seller to the extent that the same are not paid by the Transferor. Additional terms of the sale, including the purchase price, are set forth on Attachment 1 attached hereto.

     Section 4. Grant by Issuer to Indenture Trustee of Subsequent Home Loans.
                -------------------------------------------------------------

     Upon and simultaneous with the purchase by the Seller from the Transferor of the Subsequent Home Loans and the purchase by the Issuer from the Seller of the Subsequent Home Loans, and pursuant to the terms of the Indenture, the Issuer does hereby Grant to the Indenture Trustee:

      (i) all of the right, title and interest of the Issuer in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the Debt Instruments, the related Trust Receipt, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-off Date;

     (ii) all right, title and interest of the Issuer in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Issuer by foreclosure or deed in lieu of foreclosure or otherwise;

    (iii) all right, title and interest of the Issuer in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

     (iv)      all the proceeds of each of the foregoing.

     Section 5. Representations and Warranties; Conditions Precedent.
                ----------------------------------------------------

     (a) The Transferor hereby makes the representations, warranties and covenants set forth in Sections 3.02 and 3.04 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date, and the Transferor hereby confirms that with respect to the sale by the Transferor to the Seller of the Subsequent Home Loans each of the conditions set forth in Sections 2.02 of the Sale and Servicing Agreement for such sale have been satisfied as of the date hereof and the applicable Subsequent Transfer Date. In addition, the Transferor hereby reconfirms the accuracy of the representations and warranties set forth in
Section 3.03 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date.

     In reliance upon the representations, warranties and covenants made by the Transferor in the preceding subsection (a) and in the Officer's Certificate of the Transferor dated as of the date hereof, the Seller hereby affirms the representations, warranties and covenants set forth in Section 3.01 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date, and the Seller hereby confirms that each of the conditions set forth in Sections 2.02 and 3.04 of the Sale and Servicing Agreement are satisfied as of the date hereof and the applicable Subsequent Transfer Date.

     All terms and conditions of the Sale and Servicing Agreement are hereby ratified and confirmed; provided however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Sale and Servicing Agreement.

     Section  6.  Recordation  of  Agreement.   This  Agreement  is  subject  to
                  --------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Transferor, at its expense, in the event such recordation materially and beneficially affects the interests of the Noteholders or the Certificateholders.

     Section 7. Governing  Law. THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE
                --------------
WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 8.  Successors  and  Assigns.  This  Agreement  shall  inure to the
                 ------------------------
benefit of and be binding upon the Transferor, the Seller, the Issuer, the Indenture Trustee and their respective successors and permitted assigns.

     Section 9.  Counterparts.  This  Agreement  may be  executed in one or more
                 ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.






     IN WITNESS WHEREOF, the Transferor, the Seller, the Issuer and the Indenture Trustee have caused this SUBSEQUENT TRANSFER AGREEMENT to be signed by their respective officers thereunto duly authorized, as of the day and year first above written.

                               FIRSTPLUS FINANCIAL, INC.,
                               as Transferor



                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                                FIRSTPLUS INVESTMENT CORPORATION,
                                as Seller



                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                                FIRSTPLUS HOME LOAN OWNER TRUST 1998-5

                                By:  Wilmington Trustee Company as Owner Trustee



                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                                U.S. BANK NATIONAL ASSOCIATION
                                as Indenture Trustee



                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:





THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FINANCIAL, INC., a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN   UNDER  MY  HAND  AND  SEAL  OF  OFFICE,   this  the  _____  day  of
___________________, 199_.



                                    ____________________________________________
                                    Notary Public, State of Texas


My commission expires:


________________________.                     (printed name)






THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN   UNDER  MY  HAND  AND  SEAL  OF  OFFICE,   this  the  _____  day  of
___________________, 199_.



                                    ____________________________________________
                                    Notary Public, State of Texas

My commission expires:


________________________.                     (printed name)





THE STATE OF DELAWARE      )
                           )
COUNTY OF NEWCASTLE        )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS Home Loan Owner Trust 1998-5, as Issuer, and that he executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN   UNDER  MY  HAND  AND  SEAL  OF  OFFICE,   this  the  _____  day  of
___________________, 199_.



                                    ____________________________________________
                                    Notary Public, State of Delaware

                                    My commission expires:


____________________.               (printed name)





THE STATE OF MINNESOTA     )
                           )
COUNTY OF RAMSEY           )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, and that she executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN   UNDER  MY  HAND  AND  SEAL  OF  OFFICE,   this  the  _____  day  of
__________________, 199_.



                                    ____________________________________________
                                    Notary Public, State of Minnesota

My commission expires:


________________________.                     (printed name)








                                  ATTACHMENT 1



1.     Transfer Source of Subsequent Mortgage Loans: FIRSTPLUS FINANCIAL, INC.

       Subsequent Transfer Date:                     September 11, 1998

       Cut-Off Date:                                 August 31, 1998

       Aggregate Outstanding Principal Balance
        of Subsequent Mortgage Loans:                $[[100,000,000.00]]

       Purchase Price for Subsequent
        Mortgage Loans:                              $[[100,000,000.00]]



2.     Transfer Source of Subsequent Mortgage Loans:  ______________________

       Subsequent Transfer Date:                      ______________________

       Cut-Off Date:                                  ______________________

       Aggregate Outstanding Principal Balances
        of Subsequent Mortgage Loans:                 ______________________

       Purchase Price for Subsequent
        Mortgage Loans:                               ______________________



3.     Transfer Source of Subsequent Mortgage Loans:  ______________________

       Subsequent Transfer Date:                      ______________________

       Cut-Off Date:                                  ______________________

       Aggregate Outstanding Principal Balances
        of Subsequent Mortgage Loans:                 ______________________

       Purchase Price for Subsequent
        Mortgage Loans:                               ______________________







                                  ATTACHMENT 2

                               Home Loan Schedule